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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 1, 1998



                         NORTHSTAR HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                  0-21752                        25-1697152
(State or other jurisdiction of Incorporation)     (Commission File No.)     (IRS Employer Identification No.)



665 PHILADELPHIA STREET, INDIANA, PENNSYLVANIA                                            15701
(Address of principal executive offices)                                                (Zip Code)

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Registrant's telephone number including area code: (724) 349-7500





                                 Not Applicable
          (Former name or former address, if changed from last report)

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ITEM 5.  OTHER EVENTS


a.   Amendments to the Bylaws

         On August 20, 1998, the Board of Directors, at a regular meeting of the Board, approved the following amendments to the Corporation's Bylaws in order to clarify the procedures to be followed and provide for an advance notice in connection with stockholder proposals to be discussed and voted upon at annual and special meetings of stockholders; and, to establish procedures by which stockholders may nominate candidates for election to the Board of Directors:


         A.  STOCKHOLDER PROPOSALS
         -------------------------

                  RESOLVED, that in accordance with Title 8, Chapter 1, Section 109 of the Delaware Corporation Laws, Article 8 of the Certificate of Incorporation of the Corporation, and Article XI of the Bylaws of the Corporation, the Board of Directors of the Corporation, hereby approves, adopts, ratifies and confirms the amendment to Article II of the Bylaws of the Corporation to provide for procedural requirements pursuant to which stockholders of the Corporation may properly propose matters, other than nominations for the election of candidates to the Board of Directors, at annual and special meetings of stockholders.

                   NOW, THEREFORE, BE IT RESOLVED, that in accordance with Title 8, Chapter 1, Section 109 of the Delaware Corporation Laws, Article 8 of the Certificate of Incorporation of the Corporation, and Article XI of the Bylaws of the Corporation, Article II of the Bylaws of the Corporation is hereby amended to add Section 11 which is stated in full and in its entirety to read as follows:

         ARTICLE II.  MEETINGS OF STOCKHOLDERS

                  Section 11. Stockholder Proposals. A stockholder may bring a matter before a meeting of stockholders, other than a nomination for the election of a candidate to the Board of Directors, only if (a) such business may otherwise properly be brought before the meeting, (b) such stockholder shall have given, and the Corporation shall have received at its principal executive office addressed to the Secretary, written notice of such matter not less than one hundred twenty (120) calendar days prior to the first anniversary date of the mailing date of the Corporation's proxy solicitation materials for the previous year's annual meeting of stockholders, and (c) in the case of a special meeting of stockholders, such business is within the purpose or purposes specified in the notice of the meeting and such stockholder shall have given, and the Corporation shall have received at its principal executive office addressed to the Secretary, written notice of such matter not less than one hundred twenty (120) calendar days prior to the date of the special meeting.


         B.    NOMINATION OF CANDIDATES FOR ELECTION TO THE BOARD OF DIRECTORS
         ---------------------------------------------------------------------

                  RESOLVED, that in accordance with Title 8, Chapter 1, Section 109 of the Delaware Corporation Laws, Article 8 of the Certificate of Incorporation of the Corporation, and Article XI of the Bylaws of the Corporation, the Board of Directors of the Corporation hereby approves, adopts, ratifies and confirms the amendment to Article III of the Bylaws of the Corporation to provide for procedural requirements pursuant to which stockholders of the Corporation may properly nominate candidates for election to the Board of Directors.


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                   NOW, THEREFORE, BE IT RESOLVED, that in accordance with Title
         8, Chapter 1, Section 109 of the Delaware Corporation Laws, Article 8 of the Certificate of Incorporation of the Corporation, and Article XI of the Bylaws of the Corporation, Article III of the Bylaws of the Corporation is hereby amended to add Section 12 which is stated in full and its entirety to read as follows:

         ARTICLE III.   DIRECTORS

              Section 12. Nomination of Candidates for Election to the Board of Directors. Any stockholder who intends to nominate, or cause to be nominated, any candidate for the election to the Board of Directors (other than any candidate proposed by the Corporation's existing Board of Directors) shall so notify the Secretary of the Corporation in writing at the principal executive office of the Corporation not less than one hundred twenty (120) calendar days prior to the first anniversary date of the mailing date of the Corporation's proxy solicitation materials for the previous year's annual meeting of stockholders. Such written notification shall contain the following information:

              (a) the name and address of each proposed nominee;
              (b) the age of each proposed nominee;
              (c) the principal occupation of each proposed nominee;
              (d) the number of shares of capital stock of the Corporation owned by each proposed nominee;
              (e) the total number of shares of capital stock of the Corporation that, to the knowledge of the notifying stockholder, will be voted for each proposed nominee;
              (f) the name and residence of the notifying stockholder;
              (g) the number of shares of capital stock of the Corporation owned by the notifying stockholder; and
              (h) an indication of whether each proposed nominee has agreed to serve on the Corporation's Board of Directors if elected and qualified.

              Any nomination not made in accordance with this Section shall be disregarded by the presiding officer of the meeting, and votes cast for each nominee shall be disregarded by the inspector(s) of election. In the event that the same person is nominated by more than one stockholder and if at least one nomination for such person complies with this Section, then the nomination shall be honored and all votes cast for such nomination shall be counted.


b.   Mobile Diagnostic Business
     --------------------------

         In March 1998, the Company announced its decision to withdraw from the mobile diagnostic industry. Due to the inability to reach an agreement with prospective buyers, the Company has resolved to renew its commitment to mobile diagnostics. The Company plans to upgrade its ultrasound and mammography testing equipment in order to comply with upcoming regulatory guidelines and to meet the demands of the marketplace. During the second quarter of 1998, management fee revenues from diagnostic services were $374,000, or approximately 4.7% of total revenues.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements of businesses being acquired:None.

         (b)   Pro Forma financial information: None.

         (c)   Exhibits:

               (3)(ii)(A) Amended Article II, Section 11 of the Bylaws of Northstar Health Services, Inc.

               (3)(ii)(B) Amended Article III, Section 12 of the Bylaws of Northstar Health Services, Inc.

               (99) Press Release, dated September 1, 1998, issued by the Company regarding the decision to retain interest in the mobile diagnostic business





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Northstar Health Services, Inc.



                                  /s/Thomas W. Zaucha
                                  ----------------------------------------------
                                  Name: Thomas W. Zaucha
                                  Title:   Chief Executive Officer and President



September 1, 1998



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                                  EXHIBIT INDEX


Exhibit                                                                     Page

(3)(ii)(A)Amended Article II, Section 11 of the Bylaws of
          Northstar Health Services, Inc......................................7

(3)(ii)(B)Amended Article III, Section 12 of the Bylaws of
          Northstar Health Services, Inc......................................8

(99) Press Release, dated September 1, 1998, issued by the Company regarding the decision to retain interest in the mobile diagnostic business..........................................9


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